File No. 33-54311

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 1

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

       THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97
       FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  November 1, 1995
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

     Pursuant to Rule 24f-2 under the Investment Company  Act  of
1940,   the  issuer  has  registered  an  indefinite  amount   of
securities.   A 24f-2 Notice for the offering was last  filed  on
August 18, 1995.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97
          THE FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES 1
                                 11,757 UNITS


PROSPECTUS
Part One
Dated October 20, 1995

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The First Trust Corporate Income Trust, Laddered Series 1 (the "Trust") is a unit investment trust consisting of a portfolio of interest-bearing corporate debt obligations of well established companies (the "Bonds"). At
September 18, 1995, each Unit represented a 1/11,757 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 4.1% of the Public Offering Price (4.275% of the amount invested). At September 18, 1995, the Public Offering Price per Unit was $1,063.70 plus net interest accrued to date of settlement (three business days after such date) of $.62 and $19.45 for the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

      Please retain both parts of this Prospectus for future reference.
_____________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_____________________________________________________________________________


                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 7.07% per annum on September 18, 1995, and 7.03% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 6.05% per annum on September 18, 1995, and 6.00% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97 THE FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES 1
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 18, 1995
                        Sponsor: Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
          Trustee:  The Chase Manhattan Bank (National Association)


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                           $11,405,000
Number of Units                                                       11,757
Fractional Undivided Interest in the Trust per Unit                 1/11,757
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                      $11,993,202
  Aggregate Value of Bonds per Unit                                $1,020.09
  Sales Charge 4.275% (4.1% of Public Offering Price)                 $43.61
  Public Offering Price per Unit                                   $1,063.70*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($43.61 less than the Public Offering Price per Unit)            $1,020.09*
Discretionary Liquidation Amount of the Trust (20% of the
  original principal amount of Bonds in the Trust)                  $500,000

Date Trust Established                                         July 14, 1994
Mandatory Termination Date                                 November 30, 2004

Evaluator's Fee: $.50 per Unit. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate                      Maximum of $.25
  of the Sponsor                                           per Unit annually

[FN]
*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97 THE FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES 1
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 18, 1995
                        Sponsor: Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
          Trustee:  The Chase Manhattan Bank (National Association)


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                           Monthly    Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                          $77.44    $77.44
  Less: Estimated Annual Expense                             $2.71     $2.21
  Estimated Net Annual Interest Income                      $74.73    $75.23
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                      $74.73    $75.23
  Divided by 12 and 2, Respectively                          $6.23    $37.62
  Estimated Daily Rate of Net Interest Accrual                $.2076    $.2090
Estimated Current Return Based on Public
  Offering Price                                              7.03%     7.07%
Estimated Long-Term Return Based on Public
  Offering Price                                              6.00%     6.05%

Trustee's Annual Fee: $1.41 and $.96 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust Special
Situations Trust, Series 97, The First Trust
Corporate Income Trust, Laddered Series 1

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Special Situations Trust, Series 97, The First Trust Corporate Income Trust, Laddered Series 1 as of June 30, 1995, and the related statements of operations and changes in net assets for the period from the Initial Date of Deposit, July 14, 1994, to June 30, 1995. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Special Situations Trust, Series 97, The First Trust Corporate Income Trust, Laddered Series 1 at June 30, 1995, and the results of its operations and changes in its net assets for the period from the Initial Date of Deposit, July 14, 1994, to June 30, 1995, in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
September 29, 1995

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97
          THE FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES 1

                     STATEMENT OF ASSETS AND LIABILITIES

                                June 30, 1995


                                    ASSETS

Bonds, at market value (cost $11,399,759)
  (Note 1)                                                       $12,101,542
Accrued interest                                                     291,345
                                                                 ___________
                                                                  12,392,887

                          LIABILITIES AND NET ASSETS

Liabilities:
  Cash overdraft                                                     239,636
  Accrued liabilities                                                  5,060
                                                                 ___________
                                                                     244,696
                                                                  __________

Net assets, applicable to 11,844 outstanding units
    of fractional undivided interest:
  Cost of Trust assets (Note 1)                     $11,399,759
  Net unrealized appreciation (Note 2)                  701,783
  Distributable funds                                    46,649
                                                    ___________

                                                                 $12,148,191
                                                                 ===========

Net asset value per unit                                           $1,025.68
                                                                 ===========

[FN]

               See accompanying notes to financial statements.

                 THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97
              THE FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES 1

                         PORTFOLIO - See notes to portfolio.

                                    June 30, 1995


                                                            Coupon                       Standard
                                                           interest       Date of        & Poor's    Principal       Market
Name of issuer and title of bond(a) (c)                      rate         maturity      rating(b)      amount        value
                                                                                       (Unaudited)

Tel-Communications, Inc.                                    7.375%        2/15/2000       BBB-       $1,150,000    1,153,186
McDonnell Douglas Corporation                                 8.25        7/01/2000       BBB         1,150,000    1,219,460
Public Service Electric & Gas Company                        7.875        11/01/2001      A-          1,150,000    1,205,855
Baxter International Inc.                                    8.125        11/15/2001      A-          1,150,000    1,235,986
Texas Utilities Electric Company                             8.125        2/01/2002       BBB         1,150,000    1,230,166
Lehman Brothers Holdings Inc.                                8.875        3/01/2002       A             575,000      614,474
Bankers Trust Company                                        7.125        7/31/2002       A+            575,000      569,790
Tele-Communications, Inc.                                     8.25        1/15/2003       BBB-        1,150,000    1,192,194
Hydro-Quebec                                                 7.375        2/01/2003       A+          1,150,000    1,185,109
Bears Stearns Company                                         8.75        3/15/2004       A             575,000      630,948
Ford Motor Credit Company                                     7.50        6/15/2004       A             575,000      598,857
ITT Financial Corporation                                     8.35        11/01/2004      A-          1,150,000    1,265,517
                                                                                                   _________________________

                                                                                                    $11,500,000   12,101,542
                                                                                                   =========================


             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97
          THE FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES 1

                              NOTES TO PORTFOLIO

                                June 30, 1995


(a)   The Bonds are not subject to optional call or redemption provisions.
      For certain issues, in the event of change of control resulting in a credit rating downgrade, the noteholders will have the option of requiring such issuer to redeem the notes at 100% of the principal amount thereof, plus any accrued and unpaid interest. Approximately 10% of the aggregate principal amount of the Bonds in the Trust will mature within five years.

(b)   The ratings shown are those effective at June 30, 1995.

(d) The Trust consists of twelve corporate bonds issued by domestic companies. Each of eight Bond issues represents 10% of the aggregate principal amount of Bonds in the Trust or a total of approximately 80%.

[FN]

               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97
          THE FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES 1

                           STATEMENT OF OPERATIONS

                   Period from the Initial Date of Deposit,
                       July 14, 1994, to June 30, 1995


Interest income                                                     $775,164

Expenses:
  Trustee's fees and related expenses                               (13,755)
  Evaluators' fees                                                   (4,418)
  Supervisory fee                                                    (2,492)
                                                                  __________
    Investment income - net                                          754,499

Net gain (loss) on investments:
  Net realized gain (loss)                                                 -
  Change in unrealized appreciation or
    depreciation                                                     701,783
                                                                  __________
                                                                     701,783
                                                                  __________
Net increase (decrease) in net assets
  resulting from operations                                       $1,456,282
                                                                  ==========

[FN]

               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97
          THE FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES 1

                      STATEMENT OF CHANGES IN NET ASSETS

                   Period from the Initial Date of Deposit,
                       July 14, 1994, to June 30, 1995


Net increase (decrease) in net assets
    resulting from operations:
  Investment income - net                                           $754,499
  Net realized gain (loss) on investments                                  -
  Change in unrealized appreciation or
    depreciation on investments                                      701,783
                                                                 ___________
                                                                   1,456,282

Distributions to unit holders:
  Investment income - net                                          (702,840)
  Principal from investment transactions                                   -
                                                                 ___________
                                                                   (702,840)

Units issued (9,272 units)                                         8,923,251

Unit redemptions (5 units):
  Principal portion                                                  (4,974)
  Net interest accrued                                                  (36)
                                                                 ___________
                                                                     (5,010)
                                                                 ___________
    Total increase (decrease) in net assets                        9,671,683

Net assets:
  At the beginning of the period                                   2,476,508
                                                                 ___________
  At the end of the period (including
    distributable funds applicable to
    Trust units of $46,649)                                      $12,148,191
                                                                 ===========

Trust units outstanding at the end of
  the period                                                          11,844

[FN]

               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97
          THE FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES 1

                        NOTES TO FINANCIAL STATEMENTS

1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator) certain shareholders of which are officers of the Sponsor. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the Initial Date of Deposit, July 14, 1994, and on the dates of each supplemental Date of Deposit. The premium or discount (including original issue discount) existing at the respective Dates of Deposit is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to United States Trust Company of New York which is based on $1.41 and $.96 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Effective September 1, 1995, The Chase Manhattan Bank (National Association) will succeed United States Trust Company of New York as Trustee; the Trustee fees will not be affected by the change. Additionally, a fee of $.50 per unit is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at June 30, 1995 follows:

               Unrealized appreciation                             $701,783
               Unrealized depreciation                                    -
                                                                   ________

                                                                   $701,783
                                                                   ========


3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 3.9% of the public offering price which is equivalent to approximately 4.058% of the net amount invested.

Distributions of net interest income -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:

                                            Period from the Initial
              Type of                           Date of Deposit,
            distribution                       July 14, 1994, to
                plan                             June 30, 1995

             Monthly                                 $67.28*
             Semi-annual                              67.75

[FN]
*Excludes $1.45 per unit distributed to the Sponsor as discussed below.

Accrued interest to the Initial Date of Deposit and to each supplemental Date of Deposit, totaling $199,117, plus interest accruing to the first settlement date and to the settlement date of each supplemental date of deposit, totaling $17,223, were distributed to the Sponsor as the unit holder of record. The initial subsequent distribution, $4.98 and $5.02 per unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively, was paid on August 31, 1994 to all unit holders of record on August 15, 1994.

Selected data for a unit of the Trust
  outstanding throughout the period -

                                                         Period from the Initial
                                                             Date of Deposit,
                                                            July 14, 1994, to
                                                              June 30, 1995

Interest income                                                    $76.44
Expenses                                                            (2.04)
                                                                _________
    Investment income - net                                         74.40

Distributions to unit holders:
  Investment income - net                                          (68.96)
  Principal from investment transactions                                -

Net gain (loss) on investments                                      59.24
                                                                _________
    Total increase (decrease) in net assets                         64.68

Net assets:
  Beginning of the period                                          961.00
                                                                _________

  End of the period                                             $1,025.68
                                                                =========

The net gain (loss) on investments per unit reflects the effects of changes arising from the issuance of 9,272 additional units during the period at net asset values which differed from the net asset value per unit of the original 2,577 units ($961.00 per unit) on July 14, 1994.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97
          THE FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES 1

                                   PART ONE
                       Must be Accompanied by Part Two

                             ____________________
                             P R O S P E C T U S
                             ____________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    (National Association)
                                    770 Broadway
                                    New York, New York  10003

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


The First Trust (registered trademark) Insured Corporate Trust Series
       First Trust Corporate Income Trust, Laddered Series
       Global Corporate Income Trust, Intermediate Series
            The First Trust Special Situations Trust

PROSPECTUS                            NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                      ONLY BE USED WITH PART ONE
Dated September 25, 1995

The First Trust Special Situations Trust, The First Trust Insured Corporate Trust Series (the "Insured Series"), First Trust Corporate Income Trust, Laddered Series (the "Laddered Series") and Global Corporate Income Trust, Intermediate Series (the "Global Series")
(a Trust in a Series is a "Trust," collectively the "Trusts") are unit investment trusts consisting of portfolios of interest-bearing corporate debt obligations of domestic or foreign companies (the "Corporate Bonds"), in certain Trusts, U.S. Treasury bonds (the "Treasury Obligations"), in certain Trusts, taxable municipal debt obligations (the "Municipal Bonds"), and in certain Trusts, zero coupon bonds of foreign government issuers (the "zero coupon bonds") (collectively, the "Bonds").

The Objectives of the Trusts are a high level of current income and conservation of capital through investment in a portfolio of corporate debt obligations of domestic or foreign companies and in certain Trusts, taxable municipal debt obligations issued after July 18, 1984 if interest thereon is U.S. source income.
A portion of a Trust's portfolio may consist of U.S. Treasury bonds or zero coupon bonds of foreign government issuers. The
Trusts in the Laddered Series consist of laddered portfolios such that Bonds representing a certain percentage of the principal amount of the Trust will mature and be distributed annually to Unit holders. See Part One for the weighted average maturity of the Bonds for each Trust in the Laddered Series. The payment of interest and the conservation of capital are, of course, dependent upon the continuing ability of the issuers, obligors and/or insurers to meet their respective obligations.

Attention Foreign Investors: Your interest income from the Trusts may be exempt from federal withholding taxes if you are not a United States citizen or resident and certain conditions are met.
See "What is the Federal Tax Status of Unit Holders?"

THE FOLLOWING INFORMATION REGARDING INSURANCE APPLIES ONLY TO
THE INSURED SERIES, NOT THE GLOBAL SERIES OR THE LADDERED SERIES.

THE SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST ON ALL CORPORATE
BONDS AND MUNICIPAL BONDS IN THE PORTFOLIOS OF THE TRUSTS IN THE INSURED SERIES ARE INSURED EITHER UNDER (I) AN INSURANCE POLICY
(THE "INSURANCE POLICY") OBTAINED FROM FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY"), CAPITAL MARKETS ASSURANCE CORPORATION ("CAPMAC") OR AMBAC INDEMNITY CORPORATION ("AMBAC") BY THE TRUST OR
(II) INSURANCE POLICIES DIRECTLY OBTAINED BY THE BOND ISSUER, THE UNDERWRITERS, THE SPONSOR OR OTHERS PRIOR TO THE DATE OF DEPOSIT FROM FINANCIAL SECURITY OR OTHER INSURERS (THE "PREINSURED BONDS"). THE INSURANCE POLICIES OBTAINED BY A TRUST AND ISSUED BY EITHER FINANCIAL SECURITY, CAPMAC OR AMBAC INSURE BONDS COVERED THEREBY ONLY WHILE
BONDS ARE RETAINED IN SUCH TRUST, WHILE INSURANCE ON PREINSURED BONDS IS EFFECTIVE SO LONG AS SUCH BONDS ARE OUTSTANDING. PURSUANT TO IRREVOCABLE COMMITMENTS OF FINANCIAL SECURITY, CAPMAC OR AMBAC, IN THE EVENT OF A SALE OF A BOND INSURED UNDER THE INSURANCE POLICIES OBTAINED BY A TRUST, THE TRUSTEE HAS THE RIGHT TO OBTAIN PERMANENT

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INSURANCE FOR SUCH BOND UPON THE PAYMENT OF A SINGLE PREDETERMINED INSURANCE PREMIUM FROM THE PROCEEDS OF THE SALE OF SUCH BOND.
THE INSURANCE, IN ANY CASE, RELATES ONLY TO THE CORPORATE BONDS
AND MUNICIPAL BONDS IN A TRUST AND NOT TO THE TREASURY OBLIGATIONS OR THE UNITS OFFERED HEREBY. AS A RESULT OF SUCH INSURANCE, THE UNITS OF THE TRUSTS HAVE RECEIVED A RATING OF "AAA" BY STANDARD
& POOR'S RATINGS SERVICES, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S). SEE "WHY AND HOW ARE THE TRUSTS IN
THE INSURED SERIES INSURED?" NO REPRESENTATION IS MADE AS TO ANY INSURER'S ABILITY TO MEET ITS COMMITMENTS.

Distributions to Unit holders may be reinvested as described herein. See "How Can Distributions to Unit Holders be Reinvested?"

The Sponsor, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolios of the Trusts. In the absence of such a market, a Unit holder will nonetheless be able to dispose of the Units through redemption at prices based upon the bid prices of the underlying Bonds. See "How May Units be Redeemed?" Neither the bid nor offering prices of the underlying Corporate or Municipal Bonds or of the Units of Trusts in the Insured Series, absent situations in which Bonds are in default in payment of principal or interest or in significant risk of such default, include value attributable to the portfolio insurance obtained by the Trusts.
See "Why and How are the Trusts Insured?"

The Secondary Market Public Offering Price of the Units will be equal to the aggregate bid price of the Bonds in the portfolio divided by the number of Units outstanding, plus a maximum sales charge set forth in Part One for each Trust. For sales charges in the secondary market, see "Public Offering." The minimum purchase is 1 unit.

         The First Trust Insured Corporate Trust Series
       First Trust Corporate Income Trust, Laddered Series
       Global Corporate Income Trust, Intermediate Series

            The First Trust Special Situations Trust

What is The First Trust Special Situations Trust?

The First Trust Special Situations Trust, The First Trust Insured
Corporate Trust Series; First Trust Corporate Income Trust, Laddered
Series and Global Corporate Income Trust, Intermediate Series are series of investment companies created by the Sponsor under the name of The First Trust Special Situations Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trust"). Each Trust in a Series consists of an underlying separate unit investment trust created under the laws of the State of New York pursuant to a Trust Agreement
(the "Indenture"), dated the initial date of deposit, with Nike
Securities L.P., as Sponsor, The Chase Manhattan Bank (National
Association), as Trustee, Securities Evaluation Service, Inc., as Evaluator and First Trust Advisors L.P., as Portfolio Supervisor.

The objectives of each Trust are a high level of current income and conservation of capital through investment in a portfolio of corporate debt obligations of domestic or foreign companies and in certain Trusts, taxable municipal debt obligations, issued after July 18, 1984 if interest thereon is U.S. source income.
A portion of each Trust's portfolio may consist of U.S. Treasury bonds or zero coupon bonds of foreign government issuers. The Trusts in the Laddered Series consist of laddered portfolios such that Bonds representing a certain percentage of the principal amount of the Trust will mature and be distributed annually to Unit holders. See Part One for the weighted average maturity of the Bonds for each Trust in the Laddered Series.

THE FOLLOWING INFORMATION REGARDING INSURANCE APPLIES ONLY TO
THE INSURED SERIES, NOT THE GLOBAL SERIES OR THE LADDERED SERIES.
The scheduled payment of all principal and interest on the Corporate and Municipal Bonds in each Trust in the Insured Series is insured either under (i) an insurance policy (the "Insurance Policy") obtained by such Trust from Financial Security Assurance Inc. ("Financial Security"), Capital Markets Assurance Corporation ("CapMAC") or AMBAC Indemnity Corporation ("AMBAC") or (ii) insurance policies obtained directly by the Bond issuer, the underwriters, the Sponsor or others prior to the Date of Deposit from Financial Security or other insurers (the "Preinsured Bonds"). The Insurance Policies obtained by a Trust and issued by Financial Security, CapMAC or AMBAC insure Corporate or Municipal Bonds covered thereby only while the Bonds thus insured are held in a Trust while insurance on Preinsured Bonds is effective so long as such Bonds are outstanding. By the terms of the Insurance Policies, Financial Security, CapMAC or AMBAC unconditionally and irrevocably guarantees to a Trust in the Insured Series the full and complete payment of scheduled payments on the Bonds listed in their respective Insurance Policy in an amount equal to the principal of such Bonds, which is payable on the stated maturity date thereof or on the date such Bonds are called for mandatory sinking fund redemption, and interest on such Bonds as the scheduled payments shall become due but are not paid by the issuer of such Bonds. In the event of any acceleration of the due date of principal by reason of call for redemption
(other than a mandatory sinking fund redemption), default or otherwise, the payments guaranteed by Financial Security, CapMAC or AMBAC will be made in the amounts and at the times as would have been due had there not been an acceleration by reason of call for redemption (other than a mandatory sinking fund redemption), default or otherwise unless Financial Security, CapMAC or AMBAC elects, in their sole discretion, to pay accelerated principal on the redemption date, plus interest accrued or accreted, as appropriate, to the date of acceleration or redemption. Payment of such accelerated amount or redemption price shall fully discharge the obligations of Financial Security, CapMAC or AMBAC under their Insurance Policy in respect of such Bonds. See "Why and How are the Trusts Insured?" THERE
IS, OF COURSE, NO GUARANTEE THAT A TRUST'S OBJECTIVES WILL BE
ACHIEVED. AN INVESTMENT IN A TRUST SHOULD BE MADE WITH AN UNDERSTANDING OF THE RISKS WHICH AN INVESTMENT IN FIXED RATE LONG-TERM DEBT OBLIGATIONS MAY ENTAIL, INCLUDING THE RISK THAT THE VALUE OF THE
UNITS WILL DECLINE WITH INCREASES IN INTEREST RATES.

Neither the Public Offering Price of the Units of a Trust in the Insured Series nor any evaluation of such Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by such Trust unless Bonds are in default in payment of principal or interest or in significant risk of such default. See "Public Offering-How is the Public Offering Price Determined?" On the other hand, the value of insurance obtained by the Bond issuer, the underwriters, the Sponsor or others is reflected and included in the market value of such Bonds.

Insurance obtained by a Trust in the Insured Series or by the Bond issuer, the underwriters, the Sponsor or others is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Monthly premiums are paid by each Trust in the Insured Series for the Insurance Policies obtained by such Trust from Financial Security, CapMAC or AMBAC, respectively. No premiums for insurance are paid by the Trusts in the Insured Series for Preinsured Bonds. Upon the sale of a Bond insured under an Insurance Policy issued by Financial Security, CapMAC or AMBAC, respectively, and obtained by the Trusts in the Insured Series, the Trustee has the right to obtain an insurance policy guaranteeing the scheduled payment of principal and interest to the maturity of such Bond ("Permanent Insurance") from Financial Security, CapMAC or AMBAC, respectively, with respect to such Bond upon the payment of a single predetermined insurance premium. Such premium will be paid from the proceeds of the sale of such Bond. Accordingly, any Bond in a Trust in the Insured Series covered by the Insurance Policies is eligible to be sold on an insured basis. Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") have rated the claims-paying ability of Financial Security, CapMAC and AMBAC "AAA" and "Aaa," respectively. See "Why and How are the Trusts in the Insured Series Insured?"

In selecting Corporate or Municipal Bonds, the following facts, among others, were considered at the Date of Deposit: (i) the Standard & Poor's rating of the Bonds was in no case less than "BBB," or the Moody's rating of the Bonds was in no case less than "Baa," including plus or minus signs or provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing corporate or municipal debt obligations, respectively, that were so rated as to be acceptable for acquisition by the Trusts (see "Description of Bond Ratings"); (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity; (iii) in the case of a Trust in the Insured Series, the availability and cost of insurance of the principal and interest on the Bonds; (iv) the diversification of Bonds as to location of issuer and in the case of a Trust in the Laddered Series, diversification as to maturity; (v) whether the Bonds were issued after July 18, 1984 if interest thereon is U.S. source income; (vi) the amount of foreign withholding taxes applicable to the Bonds; and (vii) in the case of the Trusts in the Laddered Series, whether the Bonds are non-callable. See
Part One for each Trust in the Laddered Series for additional information or extraordinary call provisions. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of such Bond from the portfolio, but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond. Certain Trusts consist primarily of Bonds which, in many cases, do not have the benefit of covenants which would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings which could have the effect of reducing the ability of the issuer to meet its debt obligations and might result in the ratings of the Bonds and the value of the underlying Trust portfolio being reduced. See "Rights of Unit Holders-How May Bonds be Removed from the Trusts?"

Certain of the Corporate or Municipal Bonds in the Trusts may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Corporate or Municipal Bonds in the Trusts may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain. The current value of an original discount bond reflects the present value of its stated redemption price at maturity.
The market value tends to increase in greater increments as the Bonds approach maturity. Certain Trusts consist primarily of Bonds which, in many cases, do not have the benefit of covenants which would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings which could have the effect of reducing the ability of the issuer to meet its debt obligations and might result in the ratings of the Bonds and the value of the underlying Trust portfolio being reduced. The effect of owning deep discount zero coupon bonds which do not make current interest payments is that a fixed yield is earned not only on the original investment, but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future.
For this reason, the zero coupon bonds are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments.

The Treasury Obligations in certain Trusts consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment, but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments.

Certain of the Corporate or Municipal Bonds in the Trusts may have been acquired at a market premium from par value at maturity.
The coupon interest rates on the premium bonds at the time they were purchased and deposited in a Trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side valuation which represents a premium over par or for original issue discount Bonds a premium over the accreted value.
To the extent that the Bonds were deposited in a Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce Estimated
Net Annual Unit Income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in a Trust. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the Estimated Net Annual Unit Income will be significantly reduced after the dates on which such Bonds are eligible for redemption. See "Rights of Unit Holders-How May Bonds be Removed from the Trusts?" and "Other Information: How May the Indenture be Amended or Terminated?" See "Portfolio" appearing in Part One for each Trust for the earliest scheduled call date and the initial redemption price for each Bond.

All of the Corporate Bonds in the Trusts in the Insured Series are obligations of public utility issuers. In view of this an investment in a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of the public utility industry include the difficulty in obtaining an adequate return on invested capital despite frequent increases in rates which have been granted by the public service commissions having jurisdiction, the difficulty in financing large construction programs during an inflationary period, the restrictions on operations and increased cost and delays attributable to environmental and other regulatory considerations, the difficulty to the capital markets in absorbing utility debt, the difficulty in obtaining fuel for electric generation at reasonable prices and the effects of energy conservation. There is no assurance that such public service commissions will in the future grant rate increases or that any such increases will be adequate to cover operating and other expenses and debt service requirements. All of the public utilities which are issuers of the Corporate Bonds in the portfolios have been experiencing many of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Corporate Bonds in the Trust portfolios to make payments of principal and/or interest on such Bonds.

Utilities are generally subject to extensive regulation by state utility commissions which, for example, establish the rates which may be charged and the appropriate rate of return on an approved asset base, which must be approved by the state commissions. Certain utilities have had difficulty from time to time in persuading regulators, who are subject to political pressures, to grant rate increases necessary to maintain an adequate return on investment and voters in many states have the ability to impose limits on rate adjustments (for example, by initiative or referendum). Any unexpected limitations could negatively affect the profitability of utilities whose budgets are planned far in advance. In addition, gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation from their customers, on the one hand, or suppliers, on the other.

Recently, the California Public Utility Commission ("CPUC") announced its intention to deregulate the electric utility industry in California. This change will eventually result in full competition between electric utilities and independent power producers in the generation and sale of power to all customers in California by the year 2002. Although the CPUC has not yet issued detailed rules for the change to full competition and many uncertainties exist, preliminary assessments of the CPUC plan suggest that the deregulation of the electric utility industry in California could have a significant adverse effect on electric utility bonds of California issuers. Furthermore, the move toward full competition in California could indicate that similar changes be made in other states in the future which could negatively impact the profitability of electric utilities. Further deregulation could adversely affect the issuers of certain of the Corporate Bonds in the portfolios. In view of the uncertainties regarding the CPUC deregulation plan, it is unclear what effect, if any, that full competition will have on electric utilities in California or whether similar changes will be adopted in other states.

Certain of the issuers of the Corporate Bonds in the Trusts may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing, and impose additional, requirements governing the licensing, construction and operation of nuclear power plants. Nuclear generating projects in the electric utility industry have experienced substantial cost increases, construction delays and licensing difficulties. These have been caused by various factors, including inflation, high financing costs, required design changes and rework, allegedly faulty construction, objections by groups and governmental officials, limits on the ability to finance, reduced forecasts of energy requirements and economic conditions. This experience indicates that the risk of significant cost increases, delays and licensing difficulties remains present until completion and achievement of commercial operation of any nuclear project. Also, nuclear generating units in service have experienced unplanned outages or extensions of scheduled outages due to equipment problems or new regulatory requirements sometimes followed by a significant delay in obtaining regulatory approval to return to service. A major accident at a nuclear plant anywhere, such as the accident at a plant in Chernobyl, could cause the imposition of limits or prohibitions on the operation, construction or licensing of nuclear units in the United States.

In view of the uncertainties discussed above, there can be no assurance that any company's share of the full cost of nuclear units under construction ultimately will be recovered in rates or of the extent to which a company could earn an adequate return on its investment in such units. The likelihood of a significantly adverse event occurring in any of the areas of concern described above varies, as does the potential severity of any adverse impact. It should be recognized, however, that one or more of such adverse events could occur and individually or collectively could have a material adverse impact on a company's financial condition, or the results of its operations or its ability to make interest and principal payments on its outstanding debt.

Other general problems of the gas, water, telephone and electric utility industries (including state and local joint action power agencies) include difficulty in obtaining timely and adequate rate increases, difficulty in financing large construction programs to provide new or replacement facilities during an inflationary period, rising costs of rail transportation to transport fossil fuels, the uncertainty of transmission service costs for both interstate and intrastate transactions, changes in tax laws which adversely affect a utility's ability to operate profitably, increased competition in service costs, recent reductions in estimates of future demand for electricity and gas in certain areas of the country, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain availability and increased cost of capital, unavailability of fuel for electric generation at reasonable prices, including the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal, availability and cost of natural gas for resale, technical and cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive wastes, and the effects of energy conservation. Each of the problems referred to could adversely affect the ability of the issuers of any Corporate Bonds in the Trusts to make payments of principal and/or interest on such Bonds.

Certain of the obligations in certain of the Trusts in the Insured Series are taxable obligations of municipal issuers. In view of this an investment in such Trusts should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Obligations of municipal issuers can be either general obligations of a government entity that are backed by the taxing power of such entity or revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes.

General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors, including an erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the entity's control.

As a result of the recent recession's adverse impact upon both their revenues and expenditures, as well as other factors, many state and local governments are confronting deficits and potential deficits which are the most severe in recent years. Many issuers are facing highly difficult choices about significant tax increases or spending reductions in order to restore budgetary balance. Failure to implement these actions on a timely basis could force the issuers to depend upon market access to finance deficits or cash flow needs.

In addition, certain of the Municipal Obligations in certain Trusts in the Insured Series may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. Recently, certain proposals, in the form of state legislative proposals or voter initiatives, to limit ad valorem real property taxes have been introduced in various states.

Revenue bonds, on the other hand, are payable only from revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other special revenue source. The ability of an issuer of revenue bonds to make payments of principal and/or interest on such bonds is primarily dependent upon the success or failure of the facility or class of facilities involved or whether the revenues received from an excise tax or other special revenue source are sufficient to meet obligations.

Typically, interest income received from municipal issues is exempt from Federal income taxation under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code") and therefore is not includible in the gross income of the owners thereof. However, interest income received for taxable municipal obligations is not exempt from Federal income taxation under Section 103 of the Code. Thus, owners of taxable municipal obligations generally must include interest on such obligations in gross income for Federal income tax purposes and treat such interest as ordinary income.

Certain of the Municipal Obligations in certain Trusts in the Insured Series may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. In view of this an investment in such Trusts should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Municipal Obligations in certain Trusts in the Insured Series may be health care revenue bonds. In view of this an investment in such Trusts should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program. Such adverse changes also may adversely affect the ratings of Bonds held in the portfolio of the Trusts. Because of the insurance obtained by the

Trusts in the Insured Series, the "AAA" rating of the Units in the Trusts in the Insured Series would not be affected.

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trusts will retain for any length of time their present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Certain of the Bonds contained in certain Trusts may be subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to optional redemption provisions, sinking fund provisions or otherwise. See "Portfolio" appearing in Part One for each Trust. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par or from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the Estimated Long-Term Return and the Estimated Current
Return on Units of the Trusts. Redemption pursuant to call provisions is more likely to occur, and redemption pursuant to sinking fund provisions may occur, when the Bonds have an offering side valuation which represents a premium over par or, for original issue discount bonds, a premium over the accreted value. Unit holders may recognize capital gain or loss upon any redemption or call.

To the best knowledge of the Sponsor, there is no litigation pending as of the date hereof in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trusts. At any time after the date hereof, litigation may be initiated on a variety of grounds with respect to Bonds in the Trusts. Such litigation may affect the validity of such Bonds. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

Each Unit initially offered represents the fractional undivided interest in a Trust as set forth in Part One for each Trust. To the extent that any Units of a Trust are redeemed by the Trustee, the fractional undivided interest in such Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain substantially unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement.

What are Certain Risks of an Investment in Foreign Issuers?

Foreign Issuers. Certain Bonds in the Trusts in the Laddered Series and the Global Series are invested in securities of foreign issuers. It is appropriate for investors in the Trusts to consider certain investment risks that distinguish investments in Bonds of foreign issuers from those of domestic issuers. Those investment risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the Bonds held in a Portfolio, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (including expropriation, burdensome or confiscatory taxation and moratoriums) which might adversely affect the payment or receipt of payment of amounts due on the Bonds. Investors should realize that, although the Trusts invest in U.S. dollar denominated investments, the foreign issuers which operate internationally are subject to currency risks. The value of Bonds can be adversely affected by political or social instability and unfavorable diplomatic or other negative developments. In addition, because many foreign issuers are not subject to the reporting requirements of the Securities Exchange
Act of 1934, there may be less publicly available information about the foreign issuer than a U.S. domestic issuer. Foreign issuers also are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. domestic issuers. However, the Sponsor anticipates that adequate information will be available to allow the Portfolio Supervisor to provide portfolio surveillance.

Liquidity. The Bonds in the Trusts may not have been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of the Act. Most of the Bonds will not be listed on a securities exchange. Whether or not the Bonds are listed, the principal trading market for the Bonds will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained or of the liquidity of the Bonds in any markets made. The price at which the Bonds may be sold to meet redemptions and the value of the Trusts will be adversely affected if trading markets for the Bonds are limited or absent. The Trusts may also contain non-exempt Bonds in registered form which have been purchased on a private placement basis. Sales of these Bonds may not be practicable outside the United States, but can generally be made to U.S. institutions in the private placement market which may not be as liquid as the general U.S. securities market. Since the private placement market is less liquid, the prices received may be less than would have been received had the markets been broader.

Exchange Controls. On the basis of the best information available to the Sponsor at the present time none of the Bonds is subject to exchange control restrictions under existing law which would materially interfere with payment to the Trusts of amounts due on the Bonds. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to the Trust. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of the Bonds in the Trusts and on the ability of the Trusts to satisfy their obligation to redeem Units tendered to the Trustee for redemption.

Jurisdiction Over, and U.S. Judgments Concerning, Foreign Obligors. Non-U.S. issuers of the Bonds will generally not have submitted to the jurisdiction of U.S. courts for purposes of lawsuits relating to those Bonds. If a Trust contains Bonds of such an issuer, a Trust as a holder of those obligations may not be able to assert its rights in U.S. courts under the documents pursuant to which the Bonds are issued. Even if a Trust obtains a U.S. judgment against a foreign obligor, there can be no assurance that the judgment will be enforced by a court in the country in which the foreign obligor is located. In addition, a judgment for money damages by a court in the United States if obtained, will ordinarily be rendered only in U.S. dollars. It is not clear, however, whether, in granting a judgment, the rate of conversion of the applicable foreign currency into U.S. dollars would be determined with reference to the due date or the date the judgment is rendered. Courts in other countries may have rules that are similar to, or different from, the rules of U.S. courts.

What are Estimated Long-Term Return and Estimated Current Return?

At the date of this Prospectus, the Estimated Current Return (if applicable) and the Estimated Long-Term Return, under the monthly and, if applicable, semi-annual distribution plans, are as set forth in Part One attached hereto for each Trust. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Any change in either the Estimated Net Annual Interest Income per Unit or the Public Offering Price will result in a change in the Estimated Current Return. For each Trust, the Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Bonds and the Net Annual Interest Income per Unit will change as Bonds are redeemed, paid, sold or exchanged in certain refundings or as the expenses of each Trust change. Therefore, there is no assurance that the Estimated Current Return (if applicable) indicated in Part One for each Trust will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in each Trust; and (2) takes into account the expenses and sales charge associated with each Unit of each Trust. Since the market values and estimated retirements of the Bonds and the expenses of each Trust will change, there is no assurance that the Estimated Long-Term Return indicated in Part One for each Trust will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. Neither rate reflects the true return to Unit holders, which is lower, because neither includes the effect of the delay in the first payment to Unit holders.

Record Dates for the distribution of interest under the semi-annual distribution plan, if applicable, are the fifteenth day of June and December with the Distribution Dates as set forth in Part
One for each Trust. It is anticipated that an amount equal to approximately one-half of the amount of net annual interest income per Unit will be distributed on or shortly after each Distribution Date to Unit holders of record on the preceding Record Date. See Part One for each Trust.

Record Dates for monthly distributions are the fifteenth day of each month. The Distribution Dates for distributions of interest under the monthly distribution plan is as set forth in Part One for each Trust. All Unit holders will receive such distributions, if any, from the Principal Account as are made as of the Record Dates for monthly distributions. See Part One for each Trust.

How is Accrued Interest Treated?

Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in a Trust generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement.

Except through an advancement of its own funds, the Trustee has no cash for distribution to Unit holders until it receives interest payments on the Bonds in a Trust. The Trustee will recover its advancements without interest or other costs to such Trust from interest received on the Bonds in a Trust. When these advancements have been recovered, regular distributions of interest to Unit holders will commence. See "Rights of Unit Holders-How are Interest and Principal Distributed?"

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the interest held in the Interest Account for distributions to Unit holders and since such Account is non-interest-bearing to Unit holders, the Trustee benefits thereby.

Why and How are the Trusts in the Insured Series Insured?

THE FOLLOWING INFORMATION REGARDING INSURANCE APPLIES ONLY TO
THE INSURED SERIES, NOT THE GLOBAL SERIES OR THE LADDERED SERIES.
All Corporate and Municipal Bonds in the portfolios of the Trusts in the Insured Series are insured as to the scheduled payment of interest and principal by an insurance policy (individually, each an "Insurance Policy" and collectively, the "Insurance Policies") obtained by such Trusts from Financial Security Assurance Inc. ("Financial Security"), Capital Markets Assurance Corporation ("CapMAC") or AMBAC Indemnity Corporation ("AMBAC") or by insurance policies obtained by the Bond issuer, the underwriters, the Sponsor or others prior to the Initial Date of Deposit directly from Financial Security or other insurers (the "Preinsured Bonds"). The Insurance Policies are noncancellable and will continue in force for the Trusts in the Insured Series so long as such Trusts are in existence and the Bonds described in the Insurance Policies continue to be held by such Trusts. Nonpayment of premiums on an Insurance
Policy will not result in the cancellation of insurance, but will permit Financial Security, CapMAC or AMBAC, respectively, to take action against the respective Trust to recover premium payments due it. Premium rates for each issue of Bonds protected by an Insurance Policy are fixed for the life of each Trust in the Insured Series. The premium for any Preinsured Bonds has been paid in advance by the Bond issuer, the underwriters, the Sponsor or others and any such policy or policies are noncancellable and will continue in force so long as the Bonds so insured are outstanding and the insurer and/or insurers thereof remain in business. Financial
Security, CapMAC or AMBAC have no obligation to insure any Preinsured Bonds. Therefore, if the provider of an original issuance insurance policy insuring Preinsured Bonds is unable to meet its obligations under such policy, or if the rating assigned to the claims-paying ability of such insurer deteriorates, Financial Security, CapMAC or AMBAC have no obligation to insure any issue adversely affected by either of the above described events. Monthly premiums are paid by the Trusts in the Insured Series for the Insurance Policies, which are payable from the interest income and principal received by such Trusts. In the case of Preinsured Bonds, no premiums for insurance are paid by the Trusts.

By the terms of the Insurance Policies, Financial Security, CapMAC or AMBAC unconditionally and irrevocably guarantees to the Trusts in the Insured Series the full and complete payment of scheduled payments on the Bonds listed in their respective Insurance Policies in an amount equal to the principal of such Bonds which is payable on the stated maturity date thereof or on the date such Bonds are called for mandatory sinking fund redemption and interest on such Bonds as the scheduled payments shall become due but are not paid by the issuers of such Bonds. In the event of any acceleration of the due date of principal by reason of call for redemption
(other than a mandatory sinking fund redemption), default or otherwise, the payments guaranteed by Financial Security, CapMAC or AMBAC will be made in the amounts and at the times as would have been due had there not been an acceleration by reason of call for redemption (other than a mandatory sinking fund redemption), default or otherwise unless Financial Security, CapMAC or AMBAC elects, in their sole discretion, to pay accelerated principal on the redemption price, plus interest accrued or accreted, as appropriate, to the date of acceleration or redemption. Payment of such accelerated amount or redemption price shall fully discharge the obligations of Financial Security, CapMAC or AMBAC, respectively under their respective Insurance Policy in respect of such Bonds. Financial Security,
CapMAC or AMBAC will be responsible for scheduled payments less any amounts received by the Trusts in the Insured Series from any trustee for the bond issuers or from any other source. In the event the due date of the principal of any Bond covered by an Insurance Policy is accelerated, the payments required by the acceleration are received by the Trusts in the Insured Series, and the Bond is canceled, the respective Insurance Policy will terminate with respect to that Bond. An Insurance Policy does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units. An Insurance
Policy also does not insure against nonpayment of principal of or interest on the Bonds covered by the respective Insurance Policy resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds.

Each Insurance Policy is non-cancellable and will continue in force so long as the respective Trust in the Insured Series is in existence and the Bonds listed in the respective Insurance
Policy continue to be held in and owned by such Trust. Each Insurance Policy shall terminate as to any Bond which has been redeemed from a Trust in the Insured Series or sold by the Trustee on the date of the redemption or on the settlement date of the sale, and Financial Security, CapMAC or AMBAC, respectively, shall not have any liability under their Insurance Policy as to that Bond thereafter. If the date of the redemption or the settlement date of the sale occurs between a record date and a date of payment of any Bond, the Insurance Policy will terminate as to that Bond on the business day next succeeding the date of payment. The termination of an Insurance Policy as to any Bond shall not affect Financial Security's, CapMAC's or AMBAC's obligations, respectively, regarding any other Bond in a Trust covered by such Insurance Policy or any other fund which has obtained an insurance policy from Financial Security, CapMAC or AMBAC, respectively. Each Insurance Policy will terminate as to all Bonds on the date on which the last of the Bonds matures, is redeemed or is sold by a Trust. As Bonds covered by an Insurance Policy are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium payable for an Insurance Policy will be correspondingly reduced. Nonpayment of premiums on an Insurance Policy will not result in the cancellation of insurance but will permit Financial Security, CapMAC or AMBAC, respectively, to take action against the Trustee to recover premium payments due them. The Trustee in turn will be entitled to recover the payments from the affected Trust.

Upon the sale of a Bond covered by an Insurance Policy from a Trust in the Insured Series, the Trustee has the right to obtain insurance to maturity ("Permanent Insurance") on the Bond upon the payment of a single predetermined insurance premium. Accordingly, any Corporate or Municipal Bond in a Trust in the Insured Series is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance upon instructions from the Sponsor only if such Trust would receive net proceeds from the sale of the Bond (less sale and rating agency fees) in excess of the sale proceeds that would be received if the Bond were sold on an uninsured basis. The predetermined Permanent Insurance premium with respect to each Bond covered by the Insurance Policy is based upon the insurability of each Bond as of the Initial Date of Deposit and will not be increased for any change in the creditworthiness of such Bond.

Although all Corporate and Municipal Bonds in the Trusts in the Insured Series are individually insured, neither the Treasury Obligations, the Trusts, the Units nor the Portfolios is insured directly or indirectly by Financial Security, CapMAC or AMBAC.

Financial Security Assurance. Financial Security Assurance ("Financial Security") is a monoline insurance company incorporated on March
16, 1984 under the laws of the State of New York. The operations of Financial Security commenced on July 25, 1985, and Financial Security received its New York State insurance license on September 23, 1985. Financial Security and its two wholly-owned subsidiaries are licensed to engage in the financial guaranty insurance business in 49 states, the District of Columbia and Puerto Rico.

Financial Security and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of asset-backed and other collateralized securities offered in domestic and foreign markets. Financial Security and its subsidiaries also write financial guaranty insurance in respect of municipal and other obligations and reinsure financial guaranty insurance policies written by other leading insurance companies.
In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer.

Financial Security is approximately 91.6% owned by US West, Inc. and 8.4% owned by The Tokio Marine and Fire Insurance Co., Ltd. ("Tokio Marine"). US West, Inc. operates businesses involved in communications, data solutions, marketing services and capital assets, including the provision of telephone services in 14 states in the western and mid-western United States. Tokio Marine is the largest property and casualty insurance company in Japan.
No shareholder of Financial Security is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security.

As of December 31, 1994, admitted assets of Financial Security were approximately $804,000,000 (audited) and policyholders' surplus was approximately $344,000,000 (audited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by Financial Security or either of its subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with unaffiliated reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy.

Financial Security's claims-paying ability is rated "Aaa" by Moody's, and "AAA" by Standard & Poor's, Nippon Investors Service Inc.,
Duff & Phelps Inc. and Australian Ratings Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

CapMAC. CapMAC is a New York-domiciled monoline stock insurance company which engages only in the business of financial guarantee and surety insurance. CapMAC is licensed in 49 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate and other financial obligations in the domestic and foreign capital markets. CapMAC may also provide financial guarantee reinsurance for structured asset-backed, corporate and municipal obligations written by other major insurance companies.

CapMAC's claims-paying ability is rated "Aaa" by Moody's, "AAA" by Standard & Poor's and "AAA" by Duff & Phelps, Inc. ("Duff & Phelps"). Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

CapMAC is wholly-owned by CapMAC Holdings, Inc. ("Holdings"), a company that is owned by a group of institutional and other investors, including CapMAC's management and employees. CapMAC commenced operations on December 24, 1987 as an indirect, wholly-owned subsidiary of Citibank (New York State), a wholly-owned subsidiary of Citicorp. On June 25, 1992, Citibank (New York State) sold CapMAC to Holdings (the "Sale").

Neither Holdings nor any of its stockholders is obligated to pay any claims under any surety bond issued by CapMAC or any debts of CapMAC or to make additional capital contributions.

CapMAC is regulated by the Superintendent of Insurance of the State of New York. In addition, CapMAC is subject to regulation by the insurance departments of the other jurisdictions in which it is licensed. CapMAC is subject to periodic regulatory examinations by the same regulatory authorities.

CapMAC is bound by insurance laws and regulations regarding capital transfers, limitations upon dividends, investment of assets, changes in control, transactions with affiliates and consolidations and acquisitions. The amount of exposure per risk that CapMAC may retain, after giving effect to reinsurance, collateral or other securities, is also regulated. Statutory and regulatory accounting practices may prescribe appropriate rates at which premiums are earned and the levels of reserves required. In addition, various insurance laws restrict the incurrence of debt, regulate permissible investments of reserves, capital and surplus, and govern the form of surety bonds.

CapMAC's obligations under the Surety Bond(s) may be reinsured.
Such reinsurance does not relieve CapMAC of any of its obligations under the Surety Bond(s).

THE SURETY BOND IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE
SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

In connection with the Sale, Holdings and CapMAC entered into an Ownership Policy Agreement (the "Ownership Policy Agreement"), which sets forth Holdings' intent with respect to its ownership and control of CapMAC and provides for certain policies and agreements with respect to Holdings' exercise of its control of CapMAC. In the Ownership Policy Agreement, Holdings has agreed that, during the term of the Ownership Policy Agreement, it will not and will not permit any stockholder of Holdings to enter into any transaction the result of which would be a change of control (as defined in the Ownership Policy Agreement) of CapMAC, unless the long term debt obligations or claims-paying ability of the person which would control CapMAC after such transaction or its direct or indirect parent are rated in a high investment grade category, unless Holdings or CapMAC has confirmed that CapMAC's claims-paying ability rating by Moody's (the "Rating") in effect immediately prior to any such change of control will not be downgraded by Moody's upon such change of control or unless such change of control occurs as a result of a public offering of Holdings' capital stock.

In addition, the Ownership Policy Agreement includes agreements
(i) not to change the "zero-loss" underwriting standards or policies and procedures of CapMAC in a manner that would materially and adversely affect the risk profile of CapMAC's book of business,
(ii) that CapMAC will adhere to the aggregate leverage limitations and maintain capitalization levels considered by Moody's from time to time as consistent with maintaining CapMAC's Rating and
(iii) that until CapMAC's statutory capital surplus and contingency reserve ("qualified statutory capital") equal $250 million, CapMAC will maintain a specified amount of qualified statutory capital in excess of the amount of qualified statutory capital that CapMAC is required at such time to maintain under the aggregate leverage limitations set forth in Article 69 of the New York Insurance Law.

The Ownership Policy Agreement will terminate on the earlier of the date on which a change of control of CapMAC occurs and the date on which CapMAC and Holdings agree in writing to terminate the Ownership Policy Agreement; provided that, CapMAC or Holdings has confirmed that CapMAC's Rating in effect immediately prior to any such termination will not be downgraded upon such termination.

As of December 31, 1992 and 1991, CapMAC had statutory capital and surplus of approximately $148 million and $232 million, respectively, and had not incurred any debt obligations. On June 26, 1992, CapMAC made a special distribution (the "Distribution") to Holdings in connection with the Sale in an aggregate amount that caused the total of CapMAC's statutory capital and surplus to decline to approximately $150 million.

Holdings applied substantially all of the proceeds of the Distribution to repay debt owed to Citicorp that was incurred in connection with the capitalization of CapMAC. As of June 30, 1992, CapMAC had statutory capital and surplus of approximately $150 million and had not incurred any debt obligations. In addition, at December 31, 1992 CapMAC had a statutory contingency reserve of approximately $15 million, which is also available to cover claims under surety bonds issued by CapMAC.
Article 69 of the New York State Insurance Law requires that CapMAC establishes and maintains the contingency reserve.

In addition to its capital (including contingency reserve) and other reinsurance available to pay claims under its surety bonds, on June 25, 1992, CapMAC entered into a Stop Loss Reinsurance Agreement (the "Stop Loss Agreement") with Winterthur Swiss Insurance Company (the "Reinsurer"), which is rated AAA by Standard & Poor's and Aaa by Moody's, pursuant to which the Reinsurer will be required to pay any losses incurred by CapMAC during the term of the Stop
Loss Agreement on the surety bonds covered under the Stop Loss Agreement in excess of a specified amount of losses incurred by CapMAC under such surety bonds (such specified amount initially
$100 million and increasing annually by an amount equal to 66 2/3% of the increase in CapMAC's statutory capital and surplus) up to an aggregate limit payable under the Stop Loss Agreement of $50 million. The Stop Loss Agreement has an initial term of seven years, is extendable for one-year periods and is subject to early termination upon the occurrence of certain events.

CapMAC also has available a $100,000,000 standby corporate liquidity facility (the "Liquidity Facility") provided by a syndicate of banks rated A1+/P1 by Standard & Poor's and Moody's, respectively, having a term of 360 days. Under the Liquidity Facility CapMAC will be able, subject to satisfying certain conditions, to borrow funds from time to time in order to enable it to fund any claim payments or payments made in settlement or mitigation of claim payments under its surety bonds, including the Surety Bond(s).

As of December 31, 1994, CapMAC had admitted assets of approximately $199,000,000 (audited) and policyholders' surplus of approximately $140,000,000 (audited). Copies of CapMAC's financial statements prepared in accordance with statutory accounting standards, which differ from generally accepted accounting principles, and filed with the Insurance Department of the State of New York are available upon request. CapMAC is located at 885 Third Avenue, New York,
New York 10022, and its telephone number is (212) 755-1155.

AMBAC Indemnity Corporation ("AMBAC Indemnity"). The Insurance
Policy of AMBAC Indemnity obtained by an Insured Trust is noncancellable and will continue in force for so long as the Bonds described in the Insurance Policy are held by an Insured
Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with AMBAC Indemnity, in the event of a sale of a Bond covered by the AMBAC Indemnity Insurance Policy, the Trustee has the right to obtain permanent insurance for such Bond upon payment of a single predetermined premium from the proceeds of the sale of such Bond.

Under the terms of the Insurance Policy, AMBAC Indemnity agrees to pay to the Trustee that portion of the principal of and interest on the Bonds insured by AMBAC Indemnity which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Bonds. The term "due for payment" means, when referring to the principal of a Bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Bond, the stated date for payment of interest.

AMBAC Indemnity will make payment to the Trustee not later than thirty days after notice from the Trustee is received by AMBAC
Indemnity that a nonpayment of principal or of interest on a Bond has occurred, but not earlier than the date on which the Bonds are due for payment. AMBAC Indemnity will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of Bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where Bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, AMBAC Indemnity shall pay principal only upon presentation and surrender of the unpaid Bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such Bonds to be registered in the name of AMBAC
Indemnity or its nominee. In cases where Bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, AMBAC Indemnity shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest on the Bonds and delivery of an instrument of assignment, in satisfactory form, transferring to AMBAC Indemnity all right under such Bonds to receive the interest in respect of which the insurance payment was made.

AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in fifty states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,145,000,000 (audited) and policyholders' surplus of approximately $782,000,000 (audited) as of December 31, 1994. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC Inc., a 100% publicly-held company. Moody's and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

Copies of AMBAC Indemnity's financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York,
New York 10004 and (212) 668-0340.

AMBAC Indemnity makes no representation regarding the Bonds or the advisability of investing in the Bonds and makes no representation regarding, nor has it participated in the preparation of, this Prospectus.

The information relating to Financial Security, CapMAC and AMBAC contained in the above paragraphs have been furnished by Financial Security, CapMAC and AMBAC, respectively. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

In determining whether to insure bonds, Financial Security, CapMAC and AMBAC have applied their own standards which are not necessarily the same as the criteria used in regard to the selection of bonds by the Sponsor. This decision is made prior to the Initial Date of Deposit, as bonds not covered by the Insurance Policy are not deposited in a Trust in the Insured Series unless such bonds are Preinsured Bonds. The Insurance Policy covers Bonds listed in the Insurance Policy deposited in such Trust in the Insured Series and physically delivered to the Trustee in the case of bearer bonds or registered in the name of the Trustee or its nominee or delivered along with an assignment in the case of registered bonds or registered in the name of the Trustee or its nominee in the case of Bonds held in book-entry form.

Insurance obtained by a Trust in the Insured Series or by the Bond issuer, the underwriters, the Sponsor or others does not guarantee the market value of the Bonds or the value of the Units of such Trust. Each Insurance Policy is effective only as to Bonds listed in the respective Insurance Policy owned by and held in such Trust. In the event of a sale of any Bond listed in an Insurance Policy by the Trustee, an Insurance Policy terminates as to such Bond on the date of sale. Except as indicated below, insurance obtained by a Trust in the Insured Series has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance obtained by a Trust in the Insured Series (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default. The value of the insurance will be equal to the difference between (i) the market value of a Bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public Offering-How is the Public Offering Price Determined?" herein for a more complete description of the Evaluator's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance on a Preinsured Bond is effective as long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

The Insurance Policies and the negotiations in respect thereof represent the only relationship between Financial Security, CapMAC, AMBAC and the Trusts in the Insured Series. Otherwise neither Financial Security, CapMAC, AMBAC nor any affiliate thereof has any significant relationship, direct or indirect, with the Trusts or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds in which the investors or the affiliates of Financial Security, CapMAC or AMBAC have or will be participants or for which a policy of insurance guaranteeing the scheduled payment of interest and principal has been obtained from Financial Security, CapMAC or AMBAC. Neither the Trusts nor the Units of the Trusts nor the portfolio of any Trust is insured directly or indirectly by Financial Security, CapMAC or AMBAC.

Because the Corporate and Municipal Bonds in each Trust in the Insured Series are insured as to the scheduled payment of principal and interest and on the basis of the financial condition of the insurance companies referred to above, Standard & Poor's has assigned to units of the Trusts in the Insured Series its "AAA" investment rating. This is the highest rating assigned to securities by Standard & Poor's. See "Description of Bond Ratings." The obtaining of this rating by the Trusts in the Insured Series should not be construed as an approval of the offering of the Units by Standard
& Poor's or as a guarantee of the market value of such Trusts or the Units of the Trusts. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of the Trusts in the Insured Series or sales by such Trusts of Bonds for less than the purchase price paid by such Trusts will reduce payment to Unit holders of the interest and principal required to be paid on such Bonds. There is no guarantee that the "AAA" investment rating with respect to the Units of the respective
Trusts in the Insured Series will be maintained.

An objective of portfolio insurance obtained by the Trusts in the Insured Series is to obtain a higher yield on the Bonds in the portfolios of such Trusts than would be available if all the Bonds in such portfolio had the Standard & Poor's "AAA" and/or Moody's "Aaa" rating(s) and at the same time to have the protection of insurance of scheduled payment of interest and principal on the Bonds. There is, of course, no certainty that this result will be achieved. Bonds in the Trusts in the Insured Series may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting Bonds for the portfolios of the Trusts, the Sponsor has applied the criteria herein before described.

Are Unit Holders Compensated for Foreign Withholding Tax Risks?

Certain of the Bonds are subject to non-U.S. ("foreign") withholding taxes. Certain issuers of Bonds which are subject to foreign withholding taxes have generally agreed, subject to certain exceptions, to make additional payments ("Additional Payments") which together with other payments are intended to compensate the holder of the Bond for the imposition of certain withholding taxes. However, both the calculation of the Additional Payment and whether the Additional Payment compensates the holder of the Bond for any related penalties, interest or other charges imposed in connection with any applicable foreign withholding taxes are likely to differ from Bond to Bond. Moreover, the Additional Payment is itself treated as taxable income to Unit holders for U.S. income tax purposes. The Additional Payment may not be based upon a "gross-up" formula which would otherwise compensate an investor for the tax liability triggered by the receipt of the Additional Payment. For any of these reasons, an investor may not be adequately compensated for the actual foreign withholding tax liabilities incurred. If the Trust obtains a certificate from an issuer evidencing payment of foreign withholding taxes with respect to a Bond, the Trust will so notify Unit holders. A Unit holder is required to include in his gross income the entire amount of interest paid on his pro rata portion of the Bond including the amount of tax withheld therefrom and the amount of any Additional Payment. However, if the foreign tax withheld constitutes an income tax for which U.S. foreign tax credits may be taken, the Unit holder may be able to obtain applicable foreign tax credits (subject to statutory limitations) or deductions.
(See "What is the Federal Tax Status of Unit Holders?")

What is the Federal Tax Status of Unit Holders?

In the opinion of Chapman and Cutler, Counsel for the Sponsor, under existing law:

(1) The Trusts are not associations taxable as corporations for Federal income tax purposes.

(2) Each Unit holder of a Trust is considered to be the owner of a pro rata portion of each of the Trust assets under subpart E, subchapter J of chapter 1 of the Internal Revenue Code of 1986 (hereinafter the "Code"). Each Unit holder will be considered to have received his pro rata share of income derived from each Trust asset when such income is received by such Trust. Each Unit holder will also be required to include in taxable income for Federal income tax purposes, original issue discount with respect to his interest in any Bonds held by a Trust at the same time and in the same manner as though the Unit holder were the direct owner of such interest.

(3) Each Unit holder will have a taxable event when his Trust disposes of a Bond, or when the Unit holder redeems or sells his Units. The cost of Units to a Unit holder on the date such Units are purchased is allocated among the Bonds held in a Trust (in accordance with the proportion of the fair market values of such Bonds) in order to determine his tax basis for his pro rata portion in each Bond. Unit holders must reduce the tax basis of their Units for their share of accrued interest received, if any, on Bonds delivered after the date the Unit holders pay for their Units and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, exchange, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder.
The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with his basis for his fractional interest in the asset disposed of. In the case of a Unit holder who purchases his Units, such basis is determined by apportioning the tax basis for the Units among each of the Trust assets ratably according to value as of the date of acquisition of the Units. The basis of each Unit and of each Bond which was issued with original issue discount (including the Treasury Obligations) must be increased by the amount of accrued original issue discount and the basis of each Unit and of each Bond which was purchased by the Trusts at a premium must be reduced by the annual amortization of Bond premium which the Unit holder has properly elected to amortize under Section 171 of the Code.
The tax cost reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost. The Treasury Obligations held by the Trusts are treated as bonds that were originally issued at an original issue discount provided, pursuant to a Treasury Regulation (the "Regulation") issued on December
28, 1992, that the amount of original issue discount determined under Section 1286 of the Code is not less than a "de minimis" amount as determined thereunder as discussed below. Because the Treasury Obligations represent interests in "stripped" U.S. Treasury bonds, a Unit holder's initial cost for his pro rata portion of each Treasury Obligation held by the Trust (determined at the time he acquires his Units, in the manner described above) shall be treated as its "purchase price" by the Unit holder. Original issue discount is effectively treated as interest for Federal income tax purposes and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unit holder will be required to include in gross income for each taxable year the sum of his daily portions of original issue discount attributable to the Treasury Obligations held by the Trust as such original issue discount accrues and will in general be subject to Federal income tax with respect to the total amount of such original issue discount that accrues for such year even though the income is not distributed to the Unit holders during such year to the extent it is not less than a "de minimis" amount as determined under the Regulation. To the extent the amount of such discount is less than the respective "de minimis" amount, such discount shall be treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the case of the Treasury Obligations, this method will generally result in an increasing amount of income to the Unit holders each year.
Unit holders should consult their tax advisers regarding the Federal income tax consequences and accretion of original issue discount.

(4) Each Unit holder's pro rata share of each expense paid by his respective Trust is deductible by the Unit holder to the same extent as though the expense had been paid directly by him, subject to the following limitation. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Temporary regulations have been issued which require Unit holders to treat certain expenses of the Trusts as miscellaneous itemized deductions subject to this limitation.

If a Unit holder's tax basis of his pro rata portion in any Bonds held by a Trust exceeds the amount payable by the issuer of the Bonds with respect to such pro rata interest upon maturity of the Bonds, such excess would be considered "acquisition premium" which may be amortized by the Unit holder at the Unit holder's election as provided in Section 171 of the Code. Unit holders should consult their tax advisors regarding whether such election should be made and the manner of amortizing acquisition premium.

Certain of the Bonds in the Trusts may have been acquired with "original issue discount." In the case of any Bonds in the Trusts acquired with "original issue discount" that exceeds a "de minimis" amount as specified in the Code or in the case of the Treasury Obligations as specified in the Regulation, such discount is includable in taxable income of the Unit holders on an accrual basis computed daily, without regard to when payments of interest on such Bonds are received. The Code provides a complex set of rules regarding the accrual of original issue discount. These rules provide that original issue discount generally accrues on the basis of a constant compound interest rate over the term of the Bonds. Unit holders should consult their tax advisers as to the amount of original issue discount which accrues.

Special original issue discount rules apply if the purchase price of the Bond by a Trust exceeds its original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). Similarly these special rules would apply to a Unit holder if the tax basis of his pro rata portion of a Bond issued with original issue discount exceeds his pro rata portion of its adjusted issue price. Unit holders should also consult their tax advisers regarding these special rules.

It is possible that a Corporate Bond that has been issued at an original issue discount may be characterized as a "high yield discount obligation" within the meaning of Section 163(e)(5) of the Code. To the extent that such an obligation is issued at a yield in excess of six percentage points over the applicable Federal rate, a portion of the original issue discount on such obligation will be characterized as a distribution on stock (e.g., dividends) for purposes of the dividends received deduction which is available to certain corporations with respect to certain dividends received by such corporation.

If a Unit holder's tax basis in his pro rata portion of Bonds is less than the allocable portion of such Bond's stated redemption price at maturity (or, if issued with original issue discount, the allocable portion of its "revised issue price"), such difference will constitute market discount unless the amount of market discount is "de minimis" as specified in the Code. Market discount accrues daily computed on a straight line basis, unless the Unit holder elects to calculate accrued market discount under a constant yield method. The market discount rules do not apply to Treasury Obligations because they are stripped debt instruments subject to special original issue discount rules as discussed above. Unit holders should consult their tax advisers as to the amount of market discount which accrues.

Accrued market discount is generally includable in taxable income to the Unit holders as ordinary income for Federal tax purposes upon the receipt of serial principal payments on the Bonds, on the sale, maturity or disposition of such Bonds by a Trust, and on the sale by a Unit holder of Units, unless a Unit holder elects to include the accrued market discount in taxable income as such discount accrues. If a Unit holder does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expenses incurred by the Unit holder which are incurred to purchase or carry his Units will be reduced by such accrued market discount. In general, the portion of any interest expense which was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Unit holders should consult their tax advisers regarding whether an election should be made to include market discount in income as it accrues and as to the amount of interest expense which may not be currently deductible.

"The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount in the amount (if any) by which the state redemption price at maturity (or if the Bond was issued at an original issue discount, its revised issue price) exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued). Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while the Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of the Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

The tax basis of a Unit holder with respect to his interest in a Bond is increased by the amount of original issue discount (and market discount, if the Unit holder elects to include market discount, if any, on the Bonds held by a Trust in income as it accrues) thereon properly included in the Unit holder's gross income as determined for Federal income tax purposes and reduced by the amount of any amortized acquisition premium which the Unit holder has properly elected to amortize under Section 171 of the Code.
A Unit holder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of such Trust.

A Unit holder will recognize taxable capital gain (or loss) when all or part of his pro rata interest in a Bond is disposed of in a taxable transaction for an amount greater (or less) than his tax basis therefor. Any gain recognized on a sale or exchange and not constituting a realization of accrued "market discount," and any loss will, under current law, generally be capital gain or loss except in the case of a dealer or financial institution.
As previously discussed, gain realized on the disposition of the interest of a Unit holder in any Bond deemed to have been acquired with market discount will be treated as ordinary income to the extent the gain does not exceed the amount of accrued market discount not previously taken into income. Any capital gain or loss arising from the disposition of a Bond by a Trust or the disposition of Units by a Unit holder will be short-term capital gain or loss unless the Unit holder has held his Units for more than one year in which case such capital gain or loss will be long-term. For taxpayers other than corporations, net capital gains are presently subject to a maximum stated marginal tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and would affect relative differences at which ordinary income and capital gains are taxed. The tax cost reduction requirements of the Code relating to amortization of bond premium may under some circumstances, result in the Unit holder realizing taxable gain when his Units are sold or redeemed for an amount greater or less than his original cost.

The Tax Act raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all Trust assets including his pro rata portion of all of the Bonds represented by the Unit.
This may result in a portion of the gain, if any, on such sale being taxable as ordinary income under the market discount rules (assuming no election was made by the Unit holder to include market discount in income as it accrues) as previously discussed.

A Unit holder who is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust) will not be subject to United States Federal income taxes, including withholding taxes, on interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata interest in any Bond or the sale of his Units provided that all of the following conditions are met: (i) the interest income or gain is not effectively connected with the conduct by the foreign investor of a trade or business within the United States (ii) either (a) the interest is not from sources within the United States or (b) if the interest is United States source income (which is the case for most securities), and the Bond is issued after July 18, 1984 (which is the case for each Bond held by the Trust) then the foreign investor does not own, directly or indirectly, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Bond and the foreign investor is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Bond, (iii) with respect to any gain, the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year and (iv) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units.

It should be noted that payments to a Trust of interest on the Bonds of foreign companies may be subject to foreign withholding taxes and Unit holders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by such Trust. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. In addition, such Bonds may provide for Additional Payments to investors intended to compensate them for any foreign tax liability. (See "Are Unit Holders Compensated for Foreign Withholding Tax Risks?") Any such Additional Payments received by the Trust would constitute taxable income to Unit holders. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.

It should be noted that the Tax Act includes a provision which eliminates the exemption from United States taxation, including withholding taxes, for certain "contingent interest." The provision applies to interest received after December 31, 1993. No opinion is expressed herein regarding the potential applicability of this provision and whether United States taxation or withholding taxes could be imposed with respect to income derived from the Units as a result thereof. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Each Unit holder (other than a foreign investor who has properly provided the certifications described above) will be requested to provide the Unit holder's taxpayer identification number to the trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding.
If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by a Trust to such Unit holder will be subject to back-up withholding.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trusts for New York tax matters, the Trusts are not associations taxable as corporations and the income of the Trusts will be treated as the income of the Unit holders under the existing income tax laws of the State and City of New York.

The foregoing discussion relates only to United States Federal and New York State and City income taxes; Unit holders may be subject to state and local taxation in other jurisdictions (including a foreign investor's country of residence). Unit holders should consult their tax advisers regarding potential state, local, or foreign taxation with respect to the Units.

What are the Expenses and Charges?

At no cost to the Trusts, the Sponsor has borne all the expenses of creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Indenture and the certificates for the Units, legal and accounting expenses, expenses of the Trustee and other out-of-pocket expenses. The Sponsor will not receive any fees in connection with its activities relating to the Trusts. However, First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information," appearing in Part One for each Trust for providing portfolio supervisory services for the Trusts. Such fee is based on the number of Units of a Trust outstanding on January 1 of each year except for Trusts which were established subsequent to the last January 1, in which case the fee will be based on the number of Units of such Trust outstanding as of the respective Dates of Deposit.
The fee may exceed the actual costs of providing such supervisory services for a Trust, but at no time will the total amount received for portfolio supervisory services rendered to unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the aggregate cost to First Trust Advisors L.P. of supplying such services in such year.

For each valuation of the Bonds in the Trusts, the Evaluator will receive a fee as indicated in Part One for each Trust. The Trustee pays certain expenses of the Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to a Trust a fee as indicated in Part One for each Trust.
For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders." The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date from the Interest Account of each Trust to the extent funds are available and then from the Principal Account of such Trust.
Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest-bearing to Unit holders, the Trustee benefits thereby.
Part of the Trustee's compensation for its services to the Trusts is expected to result from the use of these funds. Both fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services
Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor.

The annualized cost of the portfolio insurance obtained by each Trust in the Insured Series is indicated in Part One for each Trust. The portfolio insurance continues so long as such Trust in the Insured Series retains the Bonds thus insured. Premiums are payable monthly in advance by the Trustee on behalf of such Trust. As Bonds in the portfolio are redeemed by their respective issuers or are sold by the Trustee, the amount of premium will be reduced in respect of those Bonds no longer owned by and held in the Trusts in the Insured Series which were insured by insurance obtained by such Trust. Preinsured Bonds in the Trusts in the Insured Series and Treasury Obligations are not insured by such Trusts. The premium payable for Permanent Insurance will be paid solely from the proceeds of the sale of such Bond in the event the Trustee exercises the right to obtain Permanent Insurance on a Bond. The premiums for such Permanent Insurance with respect to each Bond will decline over the life of the Bond.

The following additional charges are or may be incurred by a Trust:
all expenses (including legal and annual auditing expenses) of the Trustee incurred by or in connection with its responsibilities under the Indenture, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of a Trust; all taxes and other government charges imposed upon the Bonds or any part of a Trust
(no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); and expenditures incurred in contacting Unit holders upon termination of a Trust. The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trusts. In addition, the Trustee is empowered to sell Bonds of a Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts of the Trust.

Unless the Sponsor determines that such an audit is not required, the Indenture requires the accounts of each Trust shall be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for Units, the Sponsor shall bear the cost of such annual audits to the extent such cost exceeds $.50 per Unit. Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements from the Trustee upon request.

                         PUBLIC OFFERING

How is the Public Offering Price Determined?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust plus interest accrued to the date of settlement. All expenses incurred in maintaining a market, other than the fees of the Evaluator, the other expenses of a Trust and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee. Prospectuses relating to certain other bond funds indicate an intention, subject to change, on the part of the respective sponsors of such funds to repurchase units of those funds on the basis of a price higher than the bid prices of the securities in the funds. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their funds may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of a Trust in secondary market transactions. The purchase price per unit of such bond funds will depend primarily on the value of the securities in the portfolio of the fund.

Units are offered at the Public Offering Price. The Public Offering Price is determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds in a Trust the appropriate sales charge determined in accordance with the schedule set forth below, based upon the number of years remaining to the maturity of each Bond in the portfolio of a Trust, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of a Trust and dividing the result by the number of Units of such Trust then outstanding. The minimum sales charge on Units will be 3.0% of the Public Offering Price (equivalent to 3.093% of the net amount invested). For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the various Bonds in the Trusts in the Insured Series based upon the maturities of such bonds, in accordance with the following schedule:

                                Secondary Offering Period
                                Sales Charge
                                __________________________
                                Percentage      Percentage
                                of Public       of Net
                                Offering        Amount
Years to Maturity               Price           Invested
_________________               __________      __________
Less than 1                     1.00%           1.010%
1 but less than 2               1.50            1.523
2 but less than 3               2.00            2.041
3 but less than 4               2.50            2.564
4 but less than 5               3.00            3.093
5 but less than 6               3.50            3.627
6 but less than 7               4.00            4.167
7 but less than 8               4.50            4.712
8 but less than 9               5.00            5.263
9 but less than 10              5.50            5.820
10 or more                      5.80            6.157

The following schedule applies to all Bonds in the Laddered Series and the Global Series:

                                        Secondary Offering Period
                                                 Sales Charge
                                        __________________________
                                        Percentage      Percentage
                                        of Public       of Net
                                        Offering        Amount
        Years to Maturity               Price           Invested
        ____________________            ___________     __________
        Less than 1                     1.00%           1.010%
        1 but less than 2               1.50            1.523
        2 but less than 3               2.00            2.041
        3 but less than 4               2.50            2.564
        4 but less than 5               3.00            3.093
        5 but less than 6               3.50            3.627
        6 but less than 7               4.00            4.167
        7 but less than 8               4.50            4.712
        8 or more                       4.70            4.932

An investor may aggregate purchases of Units of two consecutive Trusts in the Insured Series for purposes of calculating the discount for volume purchases listed below. Additionally, with respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of Nike Securities L.P. and its subsidiaries the sales charge is reduced by 2% of the Public Offering Price for purchases of Units during the secondary offering period.

The applicable sales charge is reduced by a discount as indicated below for volume purchases of the Insured Series:

                Dollar Amount of
                Transaction at                  Discount
                Public Offering Price           per Unit
                _____________________           ________
                $500,000 to $999,999            $7.50
                $1,000,000 or more              $15.00

Any such reduced sales charge shall be the responsibility of the selling Underwriter or dealer. This reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one Underwriter or dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed for the purposes of calculating the applicable sales charge to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust or single fiduciary account.

A dealer will receive from the Sponsor a dealer concession of 65% of the total sales charges for Units sold by such dealer and dealers will not be eligible for additional concessions for Units sold.

From time to time the Sponsor may implement programs under which Underwriters and dealers of the Trusts may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of an Underwriter or dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such Underwriter or dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying Underwriters or dealers for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts.
These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

A comparison of estimated current returns and estimated long-term returns with the returns on various investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trusts and returns over specified periods on other similar Trusts sponsored by Nike Securities
L.P. with returns on investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trusts. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in this Prospectus.

The Public Offering Price of Units on the date of this Part Two Prospectus may vary from the amount stated under "Summary of Essential Information" appearing in Part One for each Trust in accordance with fluctuations in the prices of the underlying Securities.
The aggregate price of the Bonds in each Trust is determined by whomever from time to time is acting as evaluator (the "Evaluator"), on the basis of bid prices as is appropriate, (1) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trusts; (2) if such prices are not available for any of the Bonds, on the basis of current market prices for comparable bonds; (3) by determining the value of the Bonds by appraisal;
or (4) by any combination of the above. Unless Bonds are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by the Trusts in the Insured Series. On the other hand, the value of insurance obtained by the issuer of Bonds in a Trust in the Insured Series is reflected and included in the market value of such Bonds.

The Evaluator will consider in its evaluation of Corporate or Municipal Bonds in Trusts in the Insured Series which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default (the "Defaulted Bonds") and which are covered by insurance obtained by each Trust, the value of the insurance guaranteeing interest and principal payments.
The value of the insurance will be equal to the difference between
(i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and
(ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Security, CapMAC and/or AMBAC to meet its commitments under the insurance policy of a Trust in the Insured Series, including the commitments to issue Permanent Insurance. It is the position of the Sponsor that this is a fair method of valuing the Bonds and the insurance obtained by each Trust in the Insured Series and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "Rights of Unit Holders-How May Units be Redeemed?"

The Evaluator may be attributing value to insurance for the purpose of computing the price or redemption value of Units of the Trusts in the Insured Series. The Evaluator is attributing value to insurance for the purpose of computing the price or redemption value of Units for certain series of The First Trust of Insured Municipal Bonds, an investment company sponsored by Nike Securities L.P.
See Part One for each Trust for further information with respect to whether value is being attributed to insurance in determining the value of Units for that Trust in the Insured Series.

The Evaluator in the Insured Series will be requested to make a determination of the aggregate price of the Bonds in each Trust, on a bid price basis, as of the close of trading on the New York Stock Exchange on each day on which it is open, effective for all sales, purchases or redemptions made subsequent to the last preceding determination.

The secondary market Public Offering Price of the Units will be equal to the bid price per Unit of the Bonds in a Trust, plus
(less) any balance (overdraft) in the principal cash account of such Trust, plus the applicable sales charge.

Although payment is normally made three business days following the order for purchase (the date of settlement), payment may be made prior thereto. A person will become owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units Be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the secondary market public offering price determined in the manner described above.

The Sponsor reserves the right to change the amount of the concession or agency commission from time to time.

Resales of Units of each Trust by dealers and others to the public will be made at the Public Offering Price described in Part One of this Prospectus. Certain commercial banks are making Units of the Trusts available to their customers on an agency basis.
A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the second preceding sentence. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

What are the Sponsor's Profits?

The Underwriters of the Trusts, including the Sponsor, will receive a maximum gross sales commission equal to that amount of the Public Offering Price of the Units of the Trusts as specified in Part
One, less any reduced sales charge for quantity purchases as described under "Public Offering-How is the Public Offering Price Determined?"


In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased (based on the bid prices of the Bonds in each Trust) and the price at which Units are resold (which price is also based on the bid prices of the Bonds in each Trust and includes a maximum sales charge of 5.8% for the Insured Series or 4.7% for the Laddered Series and the Global Series) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                     RIGHTS OF UNIT HOLDERS

How are Certificates Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer.
A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification. Certificates for Units will bear an appropriate notation on their face indicating which plan of distribution has been selected in respect thereof. When a change is made, the existing certificate must be surrendered to the Trustee and a new certificate issued to reflect the then currently effective plan of distribution.
There is no charge for this service.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred for reasons other than to change the plan of distribution, and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Interest and Principal Distributed?

Interest from each Trust will be distributed on or shortly after the Distribution Date appearing in Part One on a pro rata basis to Unit holders of record as of the preceding Record Date who are entitled to distributions at that time under the plan of distribution chosen. All distributions for a Trust will be net of applicable expenses for such Trust.

The pro rata share of cash in the Principal Account of each Trust will be computed as of the fifteenth day of each month, and distributions to the Unit holders of such Trust as of such Record Date will be made on or shortly after the Distribution Date appearing in Part One. Proceeds from the disposition of any of the Bonds of such Trust (less any premiums due with respect to Bonds in the Insured Series for which the Trustee has exercised the right to obtain Permanent Insurance) received after such Record Date and prior to the following Distribution Date will be held in the Principal Account of such Trust and not distributed until the next Distribution Date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds) nor to make a distribution from the Principal Account of a Trust unless the amount available for distribution shall equal at least $1.00 per Unit.

The Trustee will credit to the Interest Account of each Trust all interest received by such Trust, including that part of the proceeds (including insurance proceeds if any, paid to a Trust in the Insured Series) of any disposition of Bonds which represents accrued interest. Other receipts will be credited to the Principal Account of such Trust. The distribution to the Unit holders of a Trust as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of the holder's pro rata share of the estimated annual income of such Trust after deducting estimated expenses as is consistent with the distribution plan chosen. Because interest payments are not received by a Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account of such Trust as of the Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Trust, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Trust on the ensuing Record
Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase, under the applicable plan of distribution.
The Trustee is not required to pay interest on funds held in the Principal or Interest Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds).

As of the fifteenth day of each month, the Trustee will deduct from the Interest Account of each Trust and, to the extent funds are not sufficient therein, from the Principal Account of each Trust, amounts necessary to pay the expenses of such Trust. The
Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemption of Units of such Trust by the Trustee.

Record Dates for monthly distributions will be the fifteenth day of each month and Record Dates for semi-annual distributions, if applicable, will be the fifteenth day of June and December. Distributions will be made on the Distribution Dates appearing in Part One for each Trust.

The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each year, approximately six weeks prior to the end of May, the Trustee will furnish each Unit holder a card to be returned to the Trustee not more than thirty nor less than ten days before the end of such month. Unit holders desiring to change the plan of distribution in which they are participating, if more than one distribution option is offered, may so indicate on the card and return same, together with their certificate, to the Trustee. If the card and certificate are returned to the Trustee, the change will become effective as of June 16 of that year. If the card and certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

How Can Distributions to Unit Holders be Reinvested?

Universal Distribution Option. Unit holders may elect participation in a Universal Distribution Option which permits a Unit holder to direct the Trustee to distribute principal and interest payments to any other investment vehicle of which the Unit holder has an existing account. For example, at a Unit holder's direction, the Trustee would distribute automatically on the applicable distribution date interest income or principal on the participant's Units to, among other investment vehicles, a Unit holder's checking, bank savings, money market, insurance, reinvestment or any other account. All such distributions, of course, are subject to the minimum investment and sales charges, if any, of the particular investment vehicle to which distributions are directed. The Trustee will notify the participant of each distribution pursuant to the Universal Distribution Option. The Trustee will distribute directly to the Unit holder any distributions which are not accepted by the specified investment vehicle. A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Universal Distribution Option and receive directly future distributions on his Units.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders of each Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.
Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of a Trust of record, a statement as to (1) the Interest Account: interest received by such Trust (including amounts representing interest received upon any disposition of Bonds of such Trust), the amount of such interest representing insurance proceeds (if applicable), deductions for payment of applicable taxes and for fees and expenses of such Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) the Principal
Account: the dates of disposition of any Bonds of such Trust and the net proceeds received therefrom (excluding any portion representing interest and the premium attributable to the exercise of the right, if applicable, to obtain Permanent Insurance), deduction for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) the Bonds held and the number of Units of such Trust outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) the amounts actually distributed during such calendar year from the Interest Account and from the Principal Account of such Trust, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Bonds in their Trust furnished to it by the Evaluator.

Each distribution statement will reflect pertinent information in respect of each plan of distribution so that Unit holders may be informed regarding the results of the other plan or plans of distribution.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the Trustee at its corporate trust office in the City of New
York of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the close of trading (4:00 p.m. eastern standard time) on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Accrued interest to the settlement date paid on redemption shall be withdrawn from the Interest Account of a Trust or, if the balance therein is insufficient, from the Principal Account of a Trust.
All other amounts paid on redemption shall be withdrawn from the Principal Account of a Trust.

The Redemption Price per Unit (and the Secondary Market Public Offering Price per Unit) will be determined on the basis of the bid price of the Bonds in a Trust, as of the close of trading on the New York Stock Exchange on the date any such determination is made. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee on the basis of (1) the cash on hand in a Trust or moneys in the process of being collected,
(2) the value of the Bonds in such Trust based on the bid prices of the Bonds, except for those cases in which the value of the insurance, if applicable, has been added, and (3) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust, (b) the accrued expenses of such Trust and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation then being made. The Evaluator may determine the value of the Bonds in such Trust

(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by such Trust, (2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available,
(3) by determining the value of the Bonds by appraisal, or (4) by any combination of the above. In determining the Redemption
Price per Unit for a Trust in the Insured Series, no value will be attributed to the portfolio insurance covering the Bonds in such Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Bonds insured under a policy obtained by the Bond issuer, the underwriters, the Sponsor or others are entitled to the benefits of such insurance at all times and such benefits are reflected and included in the market value of such Bonds. See "Why and How are the Trusts in the Insured Series Insured?" For a description of the situations in which the evaluator may value the insurance obtained by a Trust in the Insured Series, see "Public Offering-How is the Public Offering Price Determined?" The difference between the bid and offering prices of such Bonds may be expected to average 1-2% of the principal amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1% and, in the case of inactively traded bonds, such difference usually will not exceed 3%. Therefore, the price at which Units may be redeemed could be less than the price paid by the Unit holder.

The Trustee is empowered to sell underlying Bonds in a Trust in order to make funds available for redemption. To the extent that Bonds are sold, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. The Trustee may obtain Permanent Insurance on the Bonds in a Trust in the Insured Series covered by the Insurance Policy. Accordingly, any Bonds insured under the Insurance Policy may be sold on an insured basis (as will Preinsured Bonds).

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 12:00 p.m. eastern standard time on the next succeeding business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Bonds be Removed from the Trusts?

The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unit holder and for the payment of expenses for which funds may not be available, such of the Bonds in each Trust on a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary. As described in the following paragraph and in certain other unusual circumstances for which it is determined by the Sponsor to be in the best interests of the Unit holders or if there is no alternative, the Trustee is empowered to sell Bonds in a Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed to the insurance, if any, obtained by the Trusts in the Insured Series. See "How May Units be Redeemed?" The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in a Trust in the event of advanced refunding. The Sponsor may from time to time act as agent for a Trust with respect to selling Bonds out of a Trust. From time to time, the Trustee may retain and pay compensation to the Sponsor subject to the restrictions under the Investment Company Act of 1940, as amended.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor, either pursuant to the portfolio insurance, if any, or otherwise, within thirty days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may, in its discretion, sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

The Sponsor shall instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the written opinion of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder of the affected Trust, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph, the acquisition by a Trust of any securities other than the Bonds initially deposited is prohibited.

        INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust
Combined Series, The First Trust Special Situations Trust, The
First Trust Insured Corporate Trust, The First Trust of Insured
Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust, and The Advantage Growth and Treasury Securities Trust. First
Trust introduced the first insured unit investment trust in 1974 and to date more than $8 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (708) 241-4141.
As of December 31, 1994, the total partners' capital of Nike Securities L.P. was $10,863,058 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriters. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who is the Trustee?

The Trustee is The Chase Manhattan Bank (National Association), a national banking association with its principal executive office located at 1 Chase Manhattan Plaza, New York, New York 10081 and its unit investment trust office at 770 Broadway, New York, New
York 10003. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the portfolio or the Insurance Policies of Trusts in the Insured Series. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties.
The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                        OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders
(as determined in good faith by the Sponsor and the Trustee), provided that the Indenture is not amended to increase the number of Units of any Trust issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds of any Trust initially deposited in a Trust, except for the substitution of certain refunding securities for Bonds. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

Each Trust may be liquidated at any time by consent of 100% of the Unit holders of such Trust or by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the aggregate principal amount of the Bonds initially deposited in the Trust. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the mandatory termination date specified in Part One of this Prospectus. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of such Trust. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in such Trust and, after paying all expenses and charges incurred by such Trust, will distribute to each Unit holder of such Trust (including the Sponsor if it then holds any Units), upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of such Trust, all as provided in the Indenture.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn, 2 Wall Street, New York,
New York 10005, acts as counsel for the Trustee and as special counsel for the Trusts for New York tax matters.

Experts

The financial statements of each Trust appearing in Part One of this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                  DESCRIPTION OF BOND RATINGS*

* As published by the rating companies.

Standard & Poor's. A brief description of the applicable Standard
& Poor's rating symbols and their meanings follow:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

ll.     Nature of and provisions of the obligation;

lll.    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard
& Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

**  Bonds insured by Financial Security Assurance, Inc., Capital
Markets Assurance Corporation or AMBAC Indemnity Corporation are automatically rated "AAA" by Standard & Poor's.

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his/her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's. A brief description of the applicable Moody's Investors
Service, Inc. rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat large than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1-Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(---)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Duff & Phelps Credit Rating Company. A brief description of the applicable Duff & Phelps Credit Rating Co. rating symbols and their meanings follow:

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerable to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB-Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB-Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes.
Overall quality may move up or down frequently within this category.

B-Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC-Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD-Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

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Page 35

CONTENTS:
The First Trust Special Situations Trust
The First Trust Insured Corporate Trust Series:
First Trust Corporate Income Trust, Laddered Series:
Global Corporate Income Trust, Intermediate Series:
        What is The First Trust Special Situations Trust?        3
        What are Certain Risks of an Investment
                in Foreign Issuers?                              9
        What are Estimated Long-Term Return
                and Estimated Current Return?                   10
        How is Accrued Interest Treated?                        11
        Why and How are the Trusts in the
                Insured Series Insured?                         11
        Are Unit Holders Compensated for
                Foreign Withholding Tax Risks?                  17
        What is the Federal Tax Status of Unit Holders?         17
        What are the Expenses and Charges?                      21
Public Offering:
        How is the Public Offering Price Determined?            22
        How are Units Distributed?                              25
        What are the Sponsor's Profits?                         26
Rights of Unit Holders:
        How are Certificates Issued and Transferred?            26
        How are Interest and Principal Distributed?             26
        How Can Distributions to Unit Holders
                be Reinvested?                                  27
        What Reports Will Unit Holders Receive?                 28
        How May Units be Redeemed?                              28
        How May Units be Purchased by the Sponsor?              29
        How May Bonds be Removed from the Trusts?               29
Information as to Sponsor, Trustee and Evaluator:
        Who is the Sponsor?                                     30
        Who is the Trustee?                                     30
        Limitations on Liabilities of Sponsor and Trustee       31
        Who is the Evaluator?                                   31
Other Information:
        How May the Indenture be Amended
                or Terminated?                                  31
        Legal Opinions                                          32
        Experts                                                 32
        Description of Bond Ratings                             32

                           ___________

        THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL,
OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.
        THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

               FIRST TRUST (registered trademark)

                    The First Trust Insured
                     Corporate Trust Series
                  First Trust Corporate Income
                     Trust, Laddered Series
                    Global Corporate Income
                   Trust, Intermediate Series

                         The First Trust
                    Special Situations Trust

                           Prospectus
                            Part Two
                       September 25, 1995

               First Trust (registered trademark)

                1001 Warrenville Road, Suite 300
                      Lisle, Illinois 60532
                         1-708-241-4141

                            Trustee:

                    The Chase Manhattan Bank
                     (National Association)
                          770 Broadway
                    New York, New York 10003
                         1-800-682-7520

                      THIS PART TWO MUST BE
                     ACCOMPANIED BY PART ONE.

                  PLEASE RETAIN THIS PROSPECTUS
                      FOR FUTURE REFERENCE

Page 36



              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                          Financial Data Schedule






                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 97 FIRST TRUST CORPORATE INCOME TRUST, LADDERED SERIES, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on November 1, 1995.

                     THE FIRST TRUST SPECIAL SITUATIONS TRUST,
                       SERIES 97
                     FIRST TRUST CORPORATE INCOME TRUST,
                       LADDERED SERIES
                                                            (Registrant)
                     By         NIKE SECURITIES L.P.
                                                             (Depositor)


                     By           Carlos E. Nardo
                                  Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title                      Date

Robert D. Van Kampen  Sole Director of       )
                      Nike Securities        )
                        Corporation,         ) November 1, 1995
                    the General Partner      )
                  of Nike Securities L.P.    )
                                             )
                                             ) Carlos E. Nardo
                                             ) Attorney-in-Fact**

*The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

**An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Special Situations Trust, Series 18 (File No. 33-42683) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 29, 1995 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust Special Situations Trust dated October 20, 1995.



                                        ERNST & YOUNG LLP





Chicago, Illinois
October 19, 1995